U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2006

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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-32093             91-2022980
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       (State or other                  (Commission          (I.R.S.
       jurisdiction                     File Number)         Identification No.)
       of incorporation)

                          1601-B ALTON PARKWAY, UNIT B
                            IRVINE, CALIFORNIA 92606
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 757-0855
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                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on
Form 8-K to report the following:

Item 1.01   Entry into a Material Definitive Agreement

On May 30, 2006, the Company received a purchase order in the amount of $200,000 from Southeastern Pennsylvania Transportation Authority (SEPTA) for a four-year extension of maintenance, service and support for two SIEGMATM 3E3 explosive detection systems delivered to SEPTA in December 2005.

Pursuant to the terms of the purchase order, the payment of $200,000 is due 30 days from submittal of invoice, from the Commonwealth of Pennsylvania, Pennsylvania Emergency Management Agency, which was submitted June 1, 2006.


The purchase order was issued under Equipment Sales Agreement (Contract No. 19107), as amended, between the Company and SEPTA and dated May 18, 2006, but not received by the Company until May 30, 2006. In accordance with the terms of the agreement, any payments received by the Company are non-refundable. A copy of the Equipment Sales Agreement, as amended, and the Purchase Order, referred to therein, is filed herewith as Exhibits 10.150 and 10.151, respectively.


The Equipment Sales Agreement was amended to add a new Schedule B to the agreement, which extends the product update period and the software warranty, as well as the service and maintenance programs. Schedule B also entitles SEPTA to receive a spare parts kit and to participate in the HiEnergy Trade-in Program, providing for the purchase of new systems at discounted rates.

Item 8.01  Other Events.

On May 31, 2006, the Company announced in a press release the receipt of a purchase order in the amount of $200,000 from Southeastern Pennsylvania Transportation Authority (SEPTA) for a four-year extension of maintenance, service and support for two SIEGMATM 3E3 explosive detection systems delivered to SEPTA in December 2005. A copy of the press release is filed herewith as
Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.


10.150 Equipment Sales Agreement (Contract No. 19107), as amended, between Southeastern Pennsylvania Transportation Authority and HiEnergy Technologies, Inc., dated May 18, 2006.

10.151 Purchase Order in the amount of $200,000 from the Commonwealth of Pennsylvania, Pennsylvania Emergency Management Agency (PEMA) on behalf of Southeastern Pennsylvania Transportation Authority.

99.1 Press Release announcing purchase order in the amount of $200,000 from Southeastern Pennsylvania Transportation Authority dated May 31, 2006.



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                                   SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIENERGY TECHNOLOGIES, INC.

June 1, 2006                                By: /s/ Roger W.A. Spillmann
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(Date)                                          Name:  Roger W.A. Spillmann,
                                                President, CEO and Treasurer

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